EXHIBIT 99.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

         The undersigned, Robert C. White, is the Chief Executive Officer and Chief Financial Officer of Wake Forest Bancshares Inc. (the "Company").

         This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the "Report").

         By execution of this statement, I certify that:

         A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

         B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

         This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

February 13, 2003                           /s/  Robert C. White
-------------------                         ------------------------------------
Dated                                       Chief Executive Officer
                                            and Chief Financial Officer

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      WAKE FOREST BANCSHARES, INC.





Dated     February 13, 2003           By:
        -------------------------         --------------------------------------
                                          Robert C. White
                                          Chief Executive Officer
                                          and Chief Financial Officer



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